Non-underlying items (Tables)	12 Months Ended
Dec. 31, 2024
Non-underlying items
Summary of detailed information about non underlying items

	For the years ended December 31,
(Euro thousands)	2024	2023	2022
Net gain on disposals	9,079	3,564	964
Costs in respect of disputes	1,095	(5,305)	—
Government grants	69	2,850	172
Restructuring costs	—	(4,967)	—
Cost related to the Reverse Recapitalization	—	—	(84,193)
Total non-underlying items	10,243	(3,858)	(83,057)